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                         National Life Insurance Company
                      National Variable Annuity Account II

                        Supplement dated June 27, 2003 to
                 Sentinel Advantage Prospectus dated May 1, 2003


5 year Guaranteed Account. Effective June 28, 2003, the 5 year Guaranteed Account is no longer available. Guaranteed Accounts are available for 7 and 10 year periods. This change does not affect existing allocations to the 5 year Guaranteed Account.

Substitution of Funds. The substitution of the Sentinel Variable Products Trust Bond and Balanced Funds for the Gartmore GVIT Government Bond Fund - Class IV shares and the J.P. Morgan GVIT Balanced Fund - Class IV shares has been delayed; however, it is anticipated that the substitution will be effective prior to August 1, 2003.












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